UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2023

DISRUPTIVE ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-40279	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11501 Rock Rose Avenue, Suite 200 Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (424) 205-6858

N/A
(Former Name or Former Address, If Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	DISA	The Nasdaq Stock Market LLC
Redeemable warrants, each one whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DISAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	DISAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 16, 2023, Disruptive Acquisition Corporation I (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was no longer in compliance with Listing Rule 5550(b)(2) (the “MVLS Listing Requirement”) with respect to its Class A ordinary shares (the “Ordinary Shares”), which requires the Company to maintain an aggregate market value of listed securities of at least $35.0 million for continued listing on The Nasdaq Capital Market (the “Notice”). The Notice additionally indicates that the Company has 180 calendar days from the date of the Notice (the “Compliance Period”), or until December 13, 2023, to regain compliance with the MVLS Listing Requirement. Further, the Notice states that if at any time during the Compliance Period the market value of the Ordinary Shares closes at a value of at least $35.0 million for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance and the matter will be closed.

The Notice serves only as a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Ordinary Shares on The Nasdaq Capital Market. While the Company is exercising diligent efforts to maintain the listing of the Ordinary Shares on The Nasdaq Capital Market, there can be no assurance that the Company will be able to regain compliance with the MVLS Listing Requirement within the Compliance Period or otherwise maintain compliance with other continued listing requirements with respect to any of its listed securities. In addition, if the Company does not meet the MVLS Listing Requirement by the end of the Compliance Period, the Ordinary Shares will become subject to delisting. In the event the Company receives notice that the Ordinary Shares are being delisted, Nasdaq’s rules permit the Company to appeal any delisting determination by the Nasdaq staff to a hearings panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2023

DISRUPTIVE ACQUISITION CORPORATION I

By:	/s/ Phillip C. Caputo
	Name:	Phillip C. Caputo
	Title:	Chief Financial Officer